Unit based compensation	12 Months Ended
Dec. 31, 2016
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Unit based compensation
Unit based compensation

The Partnership awards unit based compensation to executive officers of our general partner and other key service providers under our LTIP. We recognized net compensation expense related to LTIP awards of $0.3 million for the year ended December 31, 2016. For awards that have been granted to participants who are employed by VTTI or its other subsidiaries not within the Partnership, we have recognized a reduction in compensation expense and a corresponding receivable of $0.4 million as the Partnership will be reimbursed for the related expense from VTTI.
LTIP
In conjunction with our IPO, our general partner adopted the VTTI Energy Partners LP 2014 Long-Term Incentive Plan, or the LTIP, for officers, directors and employees of our general partner or its affiliates, and any consultants, affiliates of our general partner or other individuals who perform services for us. Our general partner may issue our executive officers and other service providers long-term equity based awards relating to our common units under the LTIP. These awards, which may include unit options, unit appreciation rights, restricted units, phantom units, other unit-based awards distribution equivalent rights, and profits interest units, will be intended to compensate the recipients based on performance and the recipient’s continued service during the vesting period, as well as to align recipients’ long-term interests with those of our unitholders. The LTIP is administered by the board of directors of our general partner or any committee thereof that may be established for such purpose or to which the board of directors or such committee may delegate such authority, subject to applicable law. All determinations with respect to awards to be made under our LTIP will be made by the plan administrator and we will be responsible for the cost of awards granted under our LTIP. The LTIP limits the number of units that may be delivered pursuant to vested awards to 4,100,000 common units, subject to proportionate adjustment in the event of unit splits and similar events. After giving effect to the units issued during the year ended December 31, 2016, 3,965,122 units were available for issuance as of December 31, 2016.
LTIP Foundation
In April, 2016, the Partnership entered into a Subscription Agreement (the “Subscription Agreement”) with Stichting Administratiekantoor VTTI, a foundation incorporated under the laws of the Netherlands (the “Foundation”). Pursuant to the Subscription Agreement, in May 2016, the Partnership issued 220,500 common units representing limited partner interests in the Partnership (the “Common Units”) to the Foundation in consideration for the Foundation’s promise to subsequently issue depositary receipts with respect to common units of the Partnership to be held in trust by the Foundation and distribution equivalent rights to certain employees, consultants and directors of the general partner of the Partnership and its affiliates (the “Participants”). The Foundation will hold the Common Units on behalf of the Participants and will not transfer the Common Units to any other person until such time as the depositary receipts have vested, as described further below. Upon vesting, the Participant may offer the depositary receipts for sale to the Foundation. The Participant will receive as payment for such depositary receipts an amount equal to the proceeds that the Foundation receives for selling the Common Units corresponding to such sold depositary receipts. In no event may the Participant request or demand exchange of any of depositary receipts awarded to the Participant for the underlying common units held in trust by the Foundation.
2016 Awards
During the year ended December 31, 2016, a total of 134,878 depositary receipts were issued to participants under the LTIP plan. These awards consist of depositary receipts in the Stichting that will entitle the recipients to receive, from the Stichting, upon or following the vesting of the award, a payment equal to the cumulative distributions paid in respect of a common unit from and after the date of grant of the award and the participant may offer their depositary receipts for sale to the Foundation based on the value of a common unit. The award consist of two types: (i) restricted depositary receipts, which vest based on the recipient’s continued service (generally in equal annual installments following the date of grant of the award), and (ii) performance depositary receipts, which are eligible to vest based on performance at the end of a three-year performance period. 50% of the performance depositary receipts are eligible to vest on a non-discretionary basis, based on the Partnership attaining certain distributable cash flow growth levels over the performance period, and 50% of the performance depositary receipts are eligible to vest at the end of the performance period in the discretion of our general partner’s board of directors. Pro-rated vesting of the performance depositary receipts would occur in the event of a change in control of us or our general partner. In the event the recipient’s service terminates prior to vesting of a restricted depositary receipt or performance depositary receipt, as applicable, the award is forfeited without consideration, unless, with respect to performance depositary receipts, such termination is due to the recipient’s death, disability or retirement. In the event of a termination due to death, disability or retirement, the recipient would remain entitled to receive a pro-rata portion of the performance depositary receipts that would otherwise have vested at the end of the performance period had he or she remained in service.
Fair value of the restricted depositary receipts has been estimated based upon the common unit price on the date of grant taking into account estimated forfeitures. Fair value of the performance depositary receipts has been estimated based upon the common unit price at the end of each reporting period until the grants and vesting period is certain taking into account estimated forfeitures and the probability of achievement of certain performance goals during a three period.

The following table includes the activity for the year ended December 31, 2016:

	Number of units	Weighted average Grant Date Fair Value (1)
Unvested at January 1, 2016	—	$—
Granted	134,878	18.38
Vested	—	—
Forfeited	—	—
Unvested at December 31, 2016	134,878
(1) The weighted average grant date fair value is determined by dividing the aggregate grant date fair value of awards by the number of awards issued.
As of December 31, 2016, the Partnership expects to to recognize $1.7 million of compensation expense related to the LTIP over a weighted average period of 1.6 years before reimbursement by VTTI for employees outside of the Partnership entities.